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                                                                    EXHIBIT 10.8



                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

                  This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT is made effective as of December 31, 1997, by and among Chester National Bank, a national bank, Chester Bancorp, Inc., a Delaware corporation, and Edward K.
Collins.

                  WHEREAS, the parties hereto previously entered into and executed that certain Employment Agreement dated October 4, 1996 (the "Employment Agreement"). Capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in the Employment Agreement;

                  WHEREAS, the parties to the Employment Agreement desire to amend the Agreement to extend the term thereof for an additional year, as contemplated by Section 2 of the Employment Agreement;

                  WHEREAS, the Board of Directors of the Bank has conducted a formal performance evaluation of the Executive for purposes of determining whether to extend the Employment Agreement, and has determined that such Employment Agreement should be extended for an additional year.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Employment Agreement, and upon the other terms and conditions hereinafter provided, the parties hereto agree that the term of the Employment Agreement is hereby extended until January 1, 2001, and all other terms and provisions of the Employment Agreement shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Employment Agreement as of the 31st day of December, 1997.


CHESTER NATIONAL BANK                                CHESTER BANCORP, INC.


By: /s/ Michael W. Welge                             By: /s/ Michael W. Welge
   ------------------------                             -----------------------
Name: Michael W. Welge                               Name: Michael W. Welge
     ----------------------                                --------------------
Title: President                                     Title: President
      ---------------------                                ---------------


EXECUTIVE

/s/ Edward K. Collins
--------------------------
    Edward K. Collins